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                                  [LETTERHEAD]


                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference into the CardioDynamics International Corporation (the "Company") registration statement on Form S-8 (#333-14515) of our report dated February 25, 1997 (except for Note 14 as to which the date is March 6, 1997) on the financial statements of the Company for the years ended November 30, 1996 and 1995.




                                        /s/ Peterson & Co.

                                        PETERSON & CO.

San Diego, California
March 12, 1997